Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2018
Disclosure Text Block [Abstract]
Cash and Cash equivalents and restricted cash:

3.Cash and Cash equivalents and restricted cash:

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the balance sheet that sum to the total of the same such amounts shown in the statement of cash flows:

	December 31, 2016	December 31, 2017	December 31, 2018
Cash and cash equivalents	$76,414	$14,490	$141,851
Restricted cash	350	726	20
Restricted cash, non-current	10	15,010	15,010
Total	$76,774	$30,226	$156,881

Restricted cash includes (i) cash collateral required under the Company’s secured credit facilities, (ii) retention accounts that can only be used to fund the secured credit facilities’ installments coming due and (iii) minimum liquidity collateral requirements or minimum required cash deposits, as defined in the Company’s secured credit facilities and financing arrangements.